Exhibit 99.1

Jamf Announces First Quarter 2024 Financial Results
•Q1 total revenue year-over-year growth of 15% to $152.1 million
•ARR year-over-year growth of 14% to $602.4 million as of March 31, 2024
•GAAP operating loss of $21.1 million, or (14)% of total revenue, compared to GAAP operating loss of $25.5 million, or (19)% of total revenue, in the first quarter of 2023.
•Non-GAAP operating income of $22.1 million, or 15% of total revenue, compared to $6.1 million, or 5% of total revenue, in the first quarter of 2023.
MINNEAPOLIS – May 8, 2024 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its first quarter ended March 31, 2024.
“Jamf had a solid start to the year, exceeding the high end of our Q1 outlook,” said John Strosahl, Jamf CEO. “During our Investor Day on March 13th, we outlined our three-year plan for improved revenue growth and increased profitability with the goal of exceeding the Rule of 40 in 2026. We look forward to sharing our progress against this plan in the coming quarters.”
First Quarter 2024 Financial Highlights
•ARR: ARR of $602.4 million as of March 31, 2024, an increase of 14% year-over-year.
•Revenue: Total revenue of $152.1 million, an increase of 15% year-over-year.
•Gross Profit: GAAP gross profit of $117.0 million, or 77% of total revenue, compared to $102.5 million in the first quarter of 2023. Non-GAAP gross profit of $123.7 million, or 81% of total revenue, compared to $108.4 million in the first quarter of 2023.
•Operating Loss/Income: GAAP operating loss of $21.1 million, or (14)% of total revenue, compared to $25.5 million in the first quarter of 2023. Non-GAAP operating income of $22.1 million, or 15% of total revenue, compared to $6.1 million in the first quarter of 2023.
•Cash Flow: Cash flow provided by operations of $44.9 million for the TTM ended March 31, 2024, or 8% of TTM total revenue, compared to $68.2 million for the TTM ended March 31, 2023. Unlevered free cash flow of $72.6 million for the TTM ended March 31, 2024, or 13% of TTM total revenue, compared to $72.8 million for the TTM ended March 31, 2023.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Recent Business Highlights
•Ended the first quarter serving more than 75,900 customers with 32.8 million total devices on our platform.
•Achieved 31% year-over-year growth in security ARR, to $138.4 million as of March 31, 2024, representing 23% of Jamf’s total ARR.
•Launched same-day support for Apple Vision Pro’s visionOS 1.1 release, making management for this powerful new endpoint available in Jamf Pro. This follows Jamf’s recently announced, first-to-market support for Apple Vision Pro within Jamf Protect and Jamf Connect.
•Highlighted a number of product updates during Jamf’s Spring Event, including:
◦Compliance dashboard in Jamf Protect, setting a new standard for visualizing device compliance status;
◦Compliance Editor with Jamf Pro for iOS and iPadOS, removing ambiguity around enforcing compliance on mobile devices;
◦Jamf Routines in Jamf bundled solutions, making IT teams more powerful and efficient with no-code automations and integrations;

◦Privilege Elevation in Jamf Connect for macOS, granting temporary and conditional access to admin privileges;
◦App Version Control within App Installers, keeping apps updated and protected; and
◦“Balanced privacy” reporting for Jamf Safe Internet, providing visibility needed to resolve security issues while maintaining student privacy.
•Named winner in three categories of Cyber Defense Magazine’s Global InfoSec Awards during RSA 2024 - Market Leader Zero Trust BYOD, Market Leader Mobile Device Security, and Cutting Edge Mobile Endpoint Security
•Announced strategic relationship with FTI Consulting, providing FTI client confidence that their mobile devices are secure through continuous protection with Jamf Executive Threat Protection.
For the second quarter of 2024, Jamf currently expects:
•Total revenue of $150.5 to $152.5 million
•Non-GAAP operating income of $21.5 to $22.5 million
For the full year 2024, Jamf currently expects:
•Total revenue of $618.5 to $622.5 million
•Non-GAAP operating income of $92.5 to $95.5 million
To assist with modeling, for the second quarter of 2024 and full year 2024, amortization is expected to be approximately $10.1 million and $40.3 million, respectively. In addition, for the second quarter of 2024 and full year 2024, stock-based compensation and related payroll taxes are expected to be approximately $28.1 million and $104.9 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, acquisition-related expense and acquisition-related earn-out, amortization, stock-based compensation and related payroll taxes, and system transformation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on May 8, 2024.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on May 8, 2024, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction loss (gain), amortization of debt issuance costs, acquisition-related expense, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release. We strongly encourage investors to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measurement or communication.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Rachel Nauen
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$224,497	$243,576
Trade accounts receivable, net of allowances of $387 and $444	95,484	108,240
Deferred contract costs	24,514	23,508
Prepaid expenses	21,314	14,255
Other current assets	20,913	13,055
Total current assets	386,722	402,634
Equipment and leasehold improvements, net	14,858	15,184
Goodwill	885,041	887,121
Other intangible assets, net	177,253	187,891
Deferred contract costs, non-current	54,040	53,070
Other assets	45,838	43,752
Total assets	$1,563,752	$1,589,652

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$20,388	$25,909
Accrued liabilities	70,533	77,447
Income taxes payable	1,346	1,248
Deferred revenue	311,698	317,546
Total current liabilities	403,965	422,150
Deferred revenue, non-current	52,805	55,886
Deferred tax liability, net	5,515	5,952
Convertible senior notes, net	367,626	366,999
Other liabilities	17,771	21,118
Total liabilities	847,682	872,105
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	126	126
Additional paid-in capital	1,183,852	1,162,993
Accumulated other comprehensive loss	(28,589)	(26,777)
Accumulated deficit	(439,319)	(418,795)
Total stockholders’ equity	716,070	717,547
Total liabilities and stockholders’ equity	$1,563,752	$1,589,652

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue:
Subscription	$148,353	$127,230
Services	3,706	4,384
License	64	598
Total revenue	152,123	132,212
Cost of revenue:
Cost of subscription(1)(2)(3)(5)(6) (exclusive of amortization expense shown below)	28,010	23,159
Cost of services(1)(2)(3)(4) (exclusive of amortization expense shown below)	3,770	3,292
Amortization expense	3,312	3,296
Total cost of revenue	35,092	29,747
Gross profit	117,031	102,465
Operating expenses:
Sales and marketing(1)(2)(3)(5)(6)	64,782	60,208
Research and development(1)(2)(3)(4)(6)	34,262	32,072
General and administrative(1)(2)(3)(4)(5)(6)(7)	32,198	28,436
Amortization expense	6,898	7,241
Total operating expenses	138,140	127,957
Loss from operations	(21,109)	(25,492)
Interest income, net	2,040	1,285
Foreign currency transaction (loss) gain	(412)	604
Loss before income tax provision	(19,481)	(23,603)
Income tax provision	(1,043)	(597)
Net loss	$(20,524)	$(24,200)
Net loss per share, basic and diluted	$(0.16)	$(0.20)
Weighted‑average shares used to compute net loss per share, basic and diluted	127,292,097	123,422,066
(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Subscription	$2,628	$2,267
Services	412	309
Sales and marketing	6,389	7,499
Research and development	5,431	5,033
General and administrative	5,719	4,442
	$20,579	$19,550

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Subscription	$137	$12
Services	24	—
Sales and marketing	560	104
Research and development	302	71
General and administrative	265	76
	$1,288	$263
(3) Includes depreciation expense as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Subscription	$298	$315
Services	47	39
Sales and marketing	733	805
Research and development	444	467
General and administrative	258	261
	$1,780	$1,887
(4) Includes acquisition-related expense as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Services	$79	$1
Research and development	183	51
General and administrative	2,126	706
	$2,388	$758
(5) Includes system transformation costs as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Subscription	$32	$—
Sales and marketing	51	—
General and administrative	1,786	441
	$1,869	$441

(6) Includes restructuring charges as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue:
Subscription	$10	$—
Sales and marketing	5,571	—
Research and development	734	—
General and administrative	789	—
	$7,104	$—
(7) General and administrative also includes the following:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Legal settlements and non-recurring litigation costs	$(197)	$—

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating activities
Net loss	$(20,524)	$(24,200)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization expense	11,990	12,424
Amortization of deferred contract costs	6,325	4,774
Amortization of debt issuance costs	689	684
Non-cash lease expense	1,450	1,493
Provision for credit losses and returns	(24)	14
Stock-based compensation	20,579	19,550
Deferred tax benefit	(267)	(27)
Other	(26)	(677)
Changes in operating assets and liabilities:
Trade accounts receivable	12,696	3,915
Prepaid expenses and other assets	(15,472)	(8,936)
Deferred contract costs	(8,334)	(8,145)
Accounts payable	(5,677)	(575)
Accrued liabilities	(10,602)	(19,765)
Income taxes payable	119	65
Deferred revenue	(8,885)	(5,394)
Other liabilities	59	—
Net cash used in operating activities	(15,904)	(24,800)
Investing activities
Purchases of equipment and leasehold improvements	(1,755)	(1,121)
Purchase of investments	(1,500)	(750)
Other	25	14
Net cash used in investing activities	(3,230)	(1,857)
Financing activities
Cash paid for contingent consideration	—	(206)
Proceeds from the exercise of stock options	280	2,723
Net cash provided by financing activities	280	2,517
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(184)	42
Net decrease in cash, cash equivalents, and restricted cash	(19,038)	(24,098)
Cash, cash equivalents, and restricted cash, beginning of period	250,809	231,921
Cash, cash equivalents, and restricted cash, end of period	$231,771	$207,823

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$224,497	$200,340
Restricted cash included in other current assets	7,274	283
Restricted cash included in other assets	—	7,200
Total cash, cash equivalents, and restricted cash	$231,771	$207,823

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenue
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
SaaS subscription and support and maintenance	$142,406	$120,762
On‑premise subscription	5,947	6,468
Subscription revenue	148,353	127,230
Professional services	3,706	4,384
Perpetual licenses	64	598
Non‑subscription revenue	3,770	4,982
Total revenue	$152,123	$132,212

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except number of customers and percentages)
(unaudited)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023

ARR	$602.4	$588.6	$566.3	$547.8	$526.6

ARR from management solutions as a percent of total ARR	77%	77%	79%	79%	80%

ARR from security solutions as a percent of total ARR	23%	23%	21%	21%	20%

ARR from commercial customers as a percent of total ARR	74%	74%	73%	73%	72%

ARR from education customers as a percent of total ARR	26%	26%	27%	27%	28%

Dollar-based net retention rate	107%	108%	108%	109%	111%

Devices	32.8	32.3	31.8	31.3	30.8

Customers	75,900	75,300	74,400	73,500	72,500

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating expenses	$138,140	$127,957
Amortization expense	(6,898)	(7,241)
Stock-based compensation	(17,539)	(16,974)
Acquisition-related expense	(2,309)	(757)
Payroll taxes related to stock-based compensation	(1,127)	(251)
System transformation costs	(1,837)	(441)
Restructuring charges	(7,094)	—
Legal settlements and non-recurring litigation costs	197	—
Non-GAAP operating expenses	$101,533	$102,293

	Three Months Ended March 31,
	2024	2023
Gross profit	$117,031	$102,465
Amortization expense	3,312	3,296
Stock-based compensation	3,040	2,576
Acquisition-related expense	79	1
Payroll taxes related to stock-based compensation	161	12
System transformation costs	32	—
Restructuring charges	10	—
Non-GAAP gross profit	$123,665	$108,350
Gross profit margin	77%	78%
Non-GAAP gross profit margin	81%	82%

	Three Months Ended March 31,
	2024	2023
Operating loss	$(21,109)	$(25,492)
Amortization expense	10,210	10,537
Stock-based compensation	20,579	19,550
Acquisition-related expense	2,388	758
Payroll taxes related to stock-based compensation	1,288	263
System transformation costs	1,869	441
Restructuring charges	7,104	—
Legal settlements and non-recurring litigation costs	(197)	—
Non-GAAP operating income	$22,132	$6,057
Operating loss margin	(14)%	(19)%
Non-GAAP operating income margin	15%	5%

	Three Months Ended March 31,
	2024	2023
Net loss	$(20,524)	$(24,200)
Exclude: income tax provision	(1,043)	(597)
Loss before income tax provision	(19,481)	(23,603)
Amortization expense	10,210	10,537
Stock-based compensation	20,579	19,550
Foreign currency transaction loss (gain)	412	(604)
Amortization of debt issuance costs	689	684
Acquisition-related expense	2,388	758
Payroll taxes related to stock-based compensation	1,288	263
System transformation costs	1,869	441
Restructuring charges	7,104	—
Legal settlements and non-recurring litigation costs	(197)	—
Non-GAAP income before income taxes	24,861	8,026
Non-GAAP provision for income taxes (1)	(5,967)	(1,926)
Non-GAAP net income	$18,894	$6,100
Net loss per share:
Basic	$(0.16)	$(0.20)
Diluted	$(0.16)	$(0.20)
Weighted‑average shares used in computing net loss per share:
Basic	127,292,097	123,422,066
Diluted	127,292,097	123,422,066
Non-GAAP net income per share:
Basic	$0.15	$0.05
Diluted	$0.14	$0.05
Weighted-average shares used in computing non-GAAP net income per share:
Basic	127,292,097	123,422,066
Diluted	138,624,237	133,959,253
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended March 31,
	2024	2023
Net loss	$(20,524)	$(24,200)
Interest income, net	(2,040)	(1,285)
Provision for income taxes	1,043	597
Depreciation expense	1,780	1,887
Amortization expense	10,210	10,537
Stock-based compensation	20,579	19,550
Foreign currency transaction loss (gain)	412	(604)
Acquisition-related expense	2,388	758
Payroll taxes related to stock-based compensation	1,288	263
System transformation costs	1,869	441
Restructuring charges	7,104	—
Legal settlements and non-recurring litigation costs	(197)	—
Adjusted EBITDA	$23,912	$7,944

	Three Months Ended March 31,			Years Ended December 31,
	2024	2023	2022	2023	2022
Net cash (used in) provided by operating activities	$(15,904)	$(24,800)	$(2,990)	$35,964	$90,005
Less:
Purchases of equipment and leasehold improvements	(1,755)	(1,121)	(1,964)	(2,934)	(7,727)
Free cash flow	(17,659)	(25,921)	(4,954)	33,030	82,278
Add:
Cash paid for interest	314	313	293	784	763
Cash paid for acquisition-related expense	1,422	403	960	2,975	4,480
Cash paid for system transformation costs	8,224	773	—	12,493	—
Cash paid for restructuring charges	6,279	—	—	—	—
Cash paid for contingent consideration	—	6,000	—	6,000	—
Cash paid for legal settlements and non-recurring litigation costs	135	—	—	132	—
Unlevered free cash flow	$(1,285)	$(18,432)	$(3,701)	$55,414	$87,521
Total revenue	$152,123	$132,212	$108,258	$560,571	$478,776
Net cash (used in) provided by operating activities as a percentage of total revenue	(10)%	(19)%	(3)%	6%	19%
Free cash flow margin	(12)%	(20)%	(5)%	6%	17%
Unlevered free cash flow margin	(1)%	(14)%	(3)%	10%	18%

	Trailing Twelve Months Ended March 31,
	2024	2023
Net cash provided by operating activities	$44,860	$68,195
Less:
Purchases of equipment and leasehold improvements	(3,568)	(6,884)
Free cash flow	41,292	61,311
Add:
Cash paid for interest	785	783
Cash paid for acquisition-related expense	3,994	3,923
Cash paid for system transformation costs	19,944	773
Cash paid for restructuring charges	6,279	—
Cash paid for contingent consideration	—	6,000
Cash paid for legal settlements and non-recurring litigation costs	267	—
Unlevered free cash flow	$72,561	$72,790
Total revenue	$580,482	$502,730
Net cash provided by operating activities as a percentage of total revenue	8%	14%
Free cash flow margin	7%	12%
Unlevered free cash flow margin	13%	14%